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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 25, 2002

                     Accredited Mortgage Loan Trust 2002-2.
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                       (Issuer with respect to Securities)

                          Accredited Home Lenders, Inc.
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             (Exact name of Registrant as specified in its charter)


             California                 333-100619            33-0426859
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   (State or Other Jurisdiction of      (Commission        (I.R.S. Employer
           Incorporation)               File Number)      Identification No.)

         Attention: General Counsel
          15030 Avenue of Science
                 Suite 100
               San Diego, CA                                   92128
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  (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (858) 676-2100
                                                           --------------

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                                    No Change
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          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

            Accredited Home Lenders, Inc. (the "Registrant") has registered issuances of an aggregate of up to $2,000,000,000 in principal amount of asset-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-100619) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Accredited Mortgage Loan Trust 2002-2, a Delaware business trust, issued $541,898,000 in aggregate principal amount of its Accredited Mortgage Loan Asset-Backed Notes, Series 2002-2 (the "Notes") on November 25, 2002 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

            The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of November 1, 2002, between the Trust and Deutsche Bank National Trust Company, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes evidence indebtedness of the Trust and consist of three classes, the Class A-1 Notes (the "Class A-1 Notes"), the Class A-2 Notes (the "Class A-2 Notes") and the Class A-3 Notes (the "Class A-3 Notes"). Also issued, but not offered by the Trust are the Trust Certificates (the "Trust Certificates") evidencing the ownership interest in the Trust.

            The primary assets of the Trust will consist of three groups of residential mortgage loans. One group contains first lien fixed-rate mortgage loans and relates primarily to the Class A-1 Notes. The other group contains first lien adjustable-rate mortgage loans and relates primarily to the Class A-2 Notes. The Class A-1 Notes have an aggregate principal amount of $178,667,000 and a fixed interest rate of 4.48% per annum. The Class A-2 Notes have an aggregate principal amount of $250,056,000 and a variable interest rate. The Class A-3 Notes have an aggregate principal amount of $113,175,000 and a variable interest rate.


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

            Item 7. Financial Statements, Pro Forma Financial Information and
                    Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

            1.1 Underwriting Agreement, dated November 20, 2002, between Accredited Home Lenders, Inc. and Lehman Brothers Inc.

            4.1 Indenture, dated as of November 1, 2002, among Accredited Mortgage Loan Trust 2002-2, a Delaware business trust acting through its owner trustee, and Deutsche Bank National Trust Company, as indenture trustee.*

            4.2 Amended and Restated Trust Agreement, dated as of November 25, 2002, between Accredited Home Lenders, Inc. and U.S. Bank Trust National Association, as Owner Trustee.

            8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of November 25, 2002.

            10.1 Sale and Servicing Agreement, dated as of November 1, 2002, among Accredited Home Lenders, Inc., as Sponsor and as Master Servicer, Accredited Mortgage Loan Trust 2002-2, as Issuer, Countrywide Home Loans Servicing LP, as Backup Servicer, and the Indenture Trustee.*

* Final version to be filed by Amendment.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ACCREDITED MORTGAGE LOAN TRUST 2002-2

                              By: Accredited Home Lenders, Inc.

                              By: /s/ James A. Kenrath
                                 -----------------------------------------------
                                 Name:  James A. Kenrath
                                 Title: Chief Executive Officer

Dated: November 25, 2002

                                  EXHIBIT INDEX

            1.1 Underwriting Agreement, dated November 20, 2002, between Accredited Home Lenders, Inc. and Lehman Brothers Inc.

            4.1 Indenture, dated as of November 1, 2002, among Accredited Mortgage Loan Trust 2002-2, a Delaware business trust acting through its owner trustee, and Deutsche Bank National Trust Company, as indenture trustee.*

            4.2 Amended and Restated Trust Agreement, dated as of November 25, 2002, between Accredited Home Lenders, Inc. and U.S. Bank Trust National Association, as Owner Trustee.

            8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of November 25, 2002.

            10.1 Sale and Servicing Agreement, dated as of November 1, 2002, among Accredited Home Lenders, Inc., as Sponsor and as Master Servicer, Accredited Mortgage Loan Trust 2002-2, as Issuer, Countrywide Home Loans Servicing LP, as Backup Servicer, and the Indenture Trustee.*

* Final version to be filed by Amendment.